                                  REGIONS BANK
                                 PROMISSORY NOTE


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   PRINCIPAL      LOAN DATE      MATURITY       LOAN NO          CAL       COLLATERAL      ACCOUNT        OFFICER       INITIALS
  $116,235.00     03-13-2001    03-13-2004      0006057          590          4430         1272284         2331
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         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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 Borrower:      BORROWER:  MIDWEST CABLE COMMUNICATIONS OF       Lender:   REGIONS BANK
                ARKANSAS INC. (TIN:  710719053)                            ROGERS MAIN OFFICE
                7125 MCQUIRE ROAD                                          500 WEST WALNUT
                FAYETTEVILLE, AR 72704-5237                                ROGERS, AR  72576
 ===================================================================================================================================

 PRINCIPAL AMOUNT: $116,235.00                            INTEREST RATE: 9.125%                       DATE OF NOTE:  MARCH 13, 2001

PROMISE TO PAY. MIDWEST CABLE COMMUNICATIONS OF ARKANSAS INC. ("BORROWER") PROMISES TO PAY TO REGIONS BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE HUNDRED SIXTEEN THOUSAND TWO HUNDRED THIRTY FIVE & 00/100 DOLLARS ($116.235.00), TOGETHER WITH INTEREST AT THE RATE OF 9.125% PER ANNUM ON THE UNPAID PRINCIPAL BALANCE FROM MARCH 13, 2001, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN 35 PAYMENTS OF $3.703.97 EACH PAYMENT AND AN IRREGULAR LAST PAYMENT ESTIMATED AT $3.703.98. BORROWER'S FIRST PAYMENT IS DUE APRIL 13, 2001, AND ALL SUBSEQUENT PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT WILL BE DUE ON MARCH 13. 2004, AND WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. PAYMENTS INCLUDE PRINCIPAL AND INTEREST. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged $25.00.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' tees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction appeals, and any anticipated post-judgment collection services. However, in all events, such attorneys' fees must be reasonable, must not exceed ten percent (10 %) I of the amount of the principal due plus accrued interest, and must be for services actually rendered. It not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF ARKANSAS. IT THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BENTON COUNTY, THE STATE OF ARKANSAS. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY/TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

COLLATERAL. This Note is secured by 2000 Vermeer 16 X 20A Boring Machine, ST 500 Mixing System Vermeer SIN 0338, FSL 1828 Redihaul Trailer SIN
475551827LWLW1013664, 660 Firestick Drill Rod, Radio Detection Locator Remotes and 2 Sondes, 6" Fluted Reamer, 8" Fluted Reamer, 1 20,000 Pound Swivel, 1 Terrain Mapping Lazer Handheld Computer including all parts, additions, accessions, attachments, substitutions and replacements thereof.

ARBITRATION. Lender and Borrower agree that ail disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform

03-13-2001                     PROMISSORY NOTE                           PAGE 2
LOAN NO 0006057                   (CONTINUED)

Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any, party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

YEAR 2000 WARRANTY. Borrower warrants and represents that Borrower has (i) undertaken a detailed inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of Borrower to be Year 2000 complaint on a timely basis, (ii) developed a detailed plan and timeline for becoming Year 2000 compliant on a timely basis, (iii) implemented and mil continue to implement that plan in accordance with the timeline in all material respects, and (iv) evaluated and will continue to evaluate, by written inquiry each of its key suppliers, vendors, and customers as to whether such persons will, on a timely basis, be Year 2000 compliant. All hardware, software and equipment utilized by Borrower in conduct of its business ("System") will record, store, process, and present calendar dates falling on or after January 1, 2000, and all information pertaining to such calendar dates, in the same manner and with the same functionality as the System does respecting calendar dates falling before December 31, 1999. Further, Borrower warrants and represents that the System has or shall have all appropriate century-aware, or year 2000 compliant data. Borrower also warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and functions of the System include or shall include the indication of the century.

ADDITIONAL GOVERNING LAW PROVISION RELATING TO INTEREST. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, INTEREST TO BE CHARGED BY LENDER SHALL BE GOVERNED BY FEDERAL LAW AND THE LAW OF THE STATE OF ALABAMA. THIS LOAN (OR CREDIT LINE, AS APPLICABLE) HAS BEEN APPROVED IN THE STATE OF ALABAMA OR IN ACCORDANCE WITH STANDARDS DEVELOPED IN THE STATE OF ALABAMA.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, tail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
MIDWEST CABLE COMMUNICATIONS OF ARKANSAS INC.

By: COPY                     (SEAL)
   ----------------------
    O. LEE CAPWELL, VICE PRESIDENT

================================================================================
 Fixed Rate. Installment.

 LASER PRO, Reg. U.S. Pat. & T.M. Off., Vet. 3.29a ICI Concentrax 2001All rights reserved. [AR-D20 E3.29 0006057.LN C5.OVL1]